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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 9, 1999
                               -----------------


                              STM WIRELESS, INC.
            (Exact name of Registrant as specified in its charter)


           Delaware               000-19923          95-3758983
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(State or other jurisdiction    (Commission          (IRS Employer
      of incorporation)         File Number)      Identification No)


                     One Mauchly, Irvine, California 92618
                          ---------------------------
        (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (949) 753-7864
                                 ------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

                                    -MORE-
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STM Wireless, Inc.
Page 2

ITEMS 1 THROUGH 4 AND 6 THROUGH 8 NOT APPLICABLE.

ITEM 5    OTHER EVENTS.

     Reference is made to the press release issued to the public by the registrant on March 12, 1999, the text of which is attached hereto as Exhibit 99.1 for a description of the events reported pursuant to this Form 8-K.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 STM WIRELESS, INC.



Date:  March 15, 1999            By: /s/ JOSEPH J. WALLACE
                                 --------------------------------
                                 Joseph J. Wallace
                                 Vice President, Finance and Chief
                                 Financial Officer



                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION                                     PAGE NO.
-----------       -----------                                     --------

99.1              Press Release dated March 12, 1999